UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIH	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	PIHPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 27, 2019, the Board of Directors (the “Board”) of 1347 Property Insurance Holdings, Inc. (the “Company”) approved and adopted amendments to the Code of Business Conduct and Ethics (the “Code of Ethics”), effective as of such date. The Code of Ethics applies to all officers, directors and employees of the Company and its subsidiaries, including but not limited to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The changes to the Code of Ethics clarify the reporting requirements pursuant to the Code of Ethics and how conflicts of interest should be addressed within the Company. The foregoing description of the amendments to the Code of Ethics is subject to, and qualified in its entirety by, the full text of the amended Code of Ethics, which is attached as Exhibit 14 to this Current Report on Form 8-K and is incorporated herein by reference. The Code of Ethics will also be available on the Company’s website at www.1347pih.com. The amendments to the Code of Ethics are intended as clarifications and do not result in any waiver to any officer, director or employee of the Company, explicit or implicit, from any provision of the Code of Ethics as in effect prior to the Board’s action to approve amendments to the Code of Ethics.

Item 8.01. Other Events.

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of the Company will be held on Tuesday, December 17, 2019, at 11:00 a.m., local time, at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209. The record date for determining stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting was set by the Board as October 29, 2019.

Because the 2019 Annual Meeting will be held more than 30 days after the anniversary of the Company’s 2018 Annual Meeting of Stockholders, the Company is informing its stockholders of the revised deadlines for the submission of stockholder proposals. Stockholder proposals intended to be considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the 2019 Annual Meeting must comply with Exchange Act Rule 14a-8. Any stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must be submitted to the Company a reasonable time before the Company begins to print and send proxy materials (that is, no later than close of business on October 10, 2019). The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy materials.

Stockholders wishing to submit proposals for the 2019 Annual Meeting outside the process of Exchange Act Rule 14a-8 or nominate individuals to the Board must comply with the advance notice and other provisions of Article I, Section 4 of the Company’s bylaws. Since the date of the 2019 Annual Meeting is more than 60 days after the anniversary date of the Company’s 2018 Annual Meeting of Stockholders, to be timely, a notice by the stockholder must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made (that is, no later than close of business on October 10, 2019). The bylaws specify the information that must accompany any such stockholder notices.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., Secretary of the Corporation, 1511 N. Westshore Blvd, Suite 870, Tampa, Florida 33607.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the 2019 Annual Meeting. The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2019 Annual Meeting. The proxy statement, any other relevant documents and other material filed with the SEC concerning the Company will be, when filed, available free of charge at www.sec.gov and on our website at www.1347pih.com. Once they are available, copies may also be obtained, free of charge, by directing a request to Alliance Advisors LLC, our proxy solicitor, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, toll-free at 844-876-6187. Stockholders are urged to read the proxy statement and any other relevant documents filed when they become available before making any voting decision because they will contain important information.

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2019 Annual Meeting. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is available in the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2019, transaction proxy statement filed on April 22, 2019, and in subsequent Section 16 reports. Stockholders are advised to read the Company’s proxy statement for the 2019 Annual Meeting and other relevant documents when they become available before making any voting decision because they will contain important information. You can obtain free copies of these referenced documents as described above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
14	1347 Property Insurance Holdings, Inc. Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer